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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM 8-K/A

                               Amendment No. 1 to


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): FEBRUARY 7, 1997
                                                  ------------------------------

                         QUICKTURN DESIGN SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

     DELAWARE                        0-22738                77-0159619
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(State or other                    (Commission            (IRS Employer
jurisdiction of                    File Number)        Identification Number)
incorporation)

                   440 CLYDE AVENUE, MOUNTAIN VIEW, CALIFORNIA        94043
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                     (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (415) 967-3300
                                                    ----------------------------
                                       N/A
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          (Former name or former address, if changed since last report)

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     This Current Report on Form 8-K/A amends Item 7 of the Current Report on
Form 8-K filed with the Securities and Exchange Commission on February 21, 1997.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF SPEEDSIM

          Because the impact of the acquired business does not meet the minimum materiality threshold of Rule 3-05(b)(2)(i) of Regulation S-X, financial information of the acquired business is not required to be filed pursuant to
Item 7(a) of this Form 8-K.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Pro forma financial information is not required to be filed pursuant to Item 7(b) of this Form 8-K because (i) separate financial statements of the acquired business are not included in this filing, and (ii) the acquired business does not qualify as a "significant subsidiary" under Rules 1-02(w) and Rules 11-01(b)(1) of Regulation S-X.

     (c)  EXHIBITS.

          None.


                                       -2-

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    April 17, 1997                QUICKTURN DESIGN SYSTEMS, INC.


                                        /s/ Raymond K. Ostby
                                        ----------------------------------------
                                        Raymond K. Ostby
                                        Vice President, Finance and
                                        Administration, Chief Financial Officer
                                        and Secretary